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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-90037, 333-64785, 333-06395, 333-10583, 333-33323 and 333-88828) of En Pointe Technologies, Inc. of our report dated November 25, 2002, relating to the financial statements and financial statement schedule which appears in this Form 10-K.

/s/ PriceWaterhouseCoopers LLP
Los Angeles, California
December 27, 2002

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Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS